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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 31, 1998


                         Commission File Number 33-83618

                          SELKIRK COGEN PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)

              Delaware                                 51-0324332
(State or other  jurisdiction  of             (IRS Employer Identification No.)
 incorporation or organization)


                        SELKIRK COGEN FUNDING CORPORATION
             (Exact name of Registrant as specified in its charter)


              Delaware                                 51-0354675
(State or other  jurisdiction  of             (IRS Employer Identification No.)
 incorporation or organization)



                 One Bowdoin Square, Boston, Massachusetts 02114
          (Address of principal executive offices, including zip code)

                                 (617) 788-3000
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

On August 31, 1998 Selkirk Cogen Partners, L.P. ("Selkirk" or the "Partnership") and Niagara Mohawk Power Corporation ("Niagara Mohawk") consummated the transactions relating to the amendment and restatement of the existing power purchase agreement between the Partnership and Niagara Mohawk, pursuant to the Master Restructuring Agreement dated as of July 9, 1997, as amended, among Niagara Mohawk, the Partnership and certain other independent power producers (the "MRA"). As contemplated by the MRA, on that date (i) the Partnership notified Niagara Mohawk of the Partnership's determination that the requirements of the Partnership's Trust Indenture, dated as of May 1, 1994 (the "Indenture"), with respect to the restructuring of certain project contracts relating to the operation of Unit 1 of the Selkirk facility had been satisfied; (ii) the Amended and Restated Power Purchase Agreement, dated as of July 1, 1998, between the Partnership and Niagara Mohawk became effective; and (iii) Niagara Mohawk made certain payments into the Partnership's Project Revenue Fund maintained at Bankers Trust Company, as Depositary Agent under the May 1, 1994 Deposit and Disbursement Agreement. In addition, the Partnership has delivered notices to Paramount Resources Limited ("Paramount") and TransCanada Pipelines Limited ("TransCanada") that the Second Amended and Restated Gas Purchase Contract, dated as of May 6, 1998, between the Partnership and Paramount, and the Amending Agreement to Gas Transportation Contract, dated as of July 20, 1998, between the Partnership and TransCanada have become effective. The above-described transactions are referred to herein as the "Unit 1 Restructuring."

Also on August 31, 1998 the Partnership forwarded to Bankers Trust Company, as Trustee, the statement of its authorized representative (the "Selkirk Officer's Certificate") certifying that, among other things, the implementation of the Unit 1 Restructuring could not reasonably be expected to result in a Material Adverse Change (as defined in the Indenture) and, after giving effect to such transactions, the minimum annual Projected Debt Service Coverage Ratio (as defined in the Indenture) will exceed 1.5:1 and the average annual Projected Debt Service Coverage Ratio for the remaining term of the bonds issued under the Indenture (the "Bonds") will exceed 1.75:1. The Selkirk Officer's Certificate was accompanied by written certifications required to be made under the Indenture by R.W. Beck, Inc. ("R.W. Beck"), as the Independent Engineer, and C.C. Pace Consulting, L.L.C., as the Gas Consultant (in each case as defined in the Indenture). The Selkirk Officer's Certificate and the related certifications of the Independent Engineer dated as of August 31, 1998 (the "Independent Engineer's Certificate"), and the certifications of the Gas Consultant dated August 28, 1998 are filed as Exhibits to this Report on Form 8-K.

The projections from which Projected Debt Service Coverage Ratios are derived (the "Projected Operating Results") are set forth at Attachment B to the Independent Engineer's Certificate, have been prepared by the Partnership and reviewed and accepted by R.W. Beck on the basis of present knowledge and assumptions which the Partnership and R.W. Beck believe to be reasonable. For purposes of preparing the Projected Operating Results, certain assumptions were made, of necessity, with respect to general business and economic conditions, the revenues the Partnership will receive for electric energy and steam and the resale of natural gas, the cost to the Partnership of obtaining natural gas supplies and several other material contingencies and other matters that are not within the control of the Partnership nor R.W. Beck and the outcome of which cannot be predicted. These assumptions and the other assumptions used in such analysis and identified in the notes to the Projected Operating Results are inherently subject to significant

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

uncertainties, and actual results will be different, perhaps materially, from those projected. Accordingly, the Projected Operating Results are not necessarily indicative of current values or future performance and none of the Partnership, Selkirk Cogen Funding Corporation, R.W. Beck or any other Person assumes any responsibility for their accuracy. While these assumptions are based on currently known information and are dependent upon future events, the Partnership and R.W. Beck have each certified to the Trustee, as required under the Indenture, that the assumptions upon which the subject Projected Debt Service Coverage Ratios are based are reasonable and materially consistent with the Partnership's project agreements and historical operating results. None of the Partnership, Selkirk Cogen Funding Corporation, R.W. Beck or any other Person have any obligation, nor do they intend, to provide the holders of the Bonds with updated reports or revised projections comparing the Projected
Operating   Results  and  actual   operating   results  later  achieved  by  the
Partnership.


On August 31, 1998, the Partnership received written notice from Standard & Poor's Corporation ("S&P") that, after giving effect to the Unit 1 Restructuring, S&P affirmed its "BBB-" rating of the Selkirk Cogen Funding Corporation's Bonds and removed the rating from CreditWatch. On August 27, 1998, the Partnership received written notice from Moody's Investors Service, Inc. ("Moody's") that, after giving effect to the Unit 1 Restructuring, Moody's affirmed its "Baa3" rating of the Selkirk Cogen Funding Corporation's Bonds, changed the outlook of the Bonds Due 2007 from "negative" to "stable" and has not changed its previous "negative outlook" with respect to the Bonds Due 2012.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

(c)      Exhibits Required by Item 601 of Regulation S-K.

          (i) Amended and Restated Power Purchase Agreement , dated as of July 1, 1998, between Selkirk Cogen Partners, L.P. and Niagara Mohawk Power Corporation


          (ii) Mutual General Release and Agreement, dated as of July 1, 1998, between Selkirk Cogen Partners, L.P. and Niagara Mohawk Power Corporation


         (iii) Second Amended and Restated Gas Purchase Contract, dated as of May 6, 1998, between Selkirk Cogen Partners, L.P. and Paramount Resources Limited


          (iv) Amending   Agreement,   dated  as  of  July  20,  1998,   between
               TransCanada Pipelines, Limited and Selkirk Cogen Partners, L.P.

          (v) Officer's Certificate of Selkirk Cogen Partners, L.P., dated August 31, 1998, delivered to Bankers Trust Company, as Trustee

          (vi) Independent Engineer's Certificate of R.W. Beck, Inc., dated as of August 31, 1998, delivered to Bankers Trust Company, as Trustee

         (vii) Gas Consultant's Certificate of C.C. Pace Consulting, L.L.C., dated August 28, 1998, delivered to Bankers Trust Company, as Trustee

        (viii) Press Release of Selkirk Cogen Partners, L.P., dated August 31, 1998

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             SELKIRK COGEN PARTNERS, L.P.



Date:  September 16, 1998                    /s/JMC SELKIRK, INC.
                                                ------------------------
                                                General Partner




Date:  September 16, 1998                   /s/JOHN R. COOPER
                                               -------------------------
                                               Name:   John R. Cooper
                                               Title:  Senior Vice President and
                                                        Chief Financial Officer

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              SELKIRK COGEN FUNDING
                                              CORPORATION



Date:  September 16, 1998                  /s/ JOHN R. COOPER
                                               -----------------------
                                               Name:   John R. Cooper
                                               Title:  Senior Vice President and
                                                        Chief Financial Officer

                                  EXHIBIT INDEX


       Exhibit No.                             Description

          10.1 Amended and Restated Power Purchase Agreement, dated as of July 1, 1998, between Selkirk Cogen Partners, L.P. and Niagara Mohawk Power Corporation

          10.2 Mutual General Release and Agreement, dated as of July 1, 1998, between Selkirk Cogen Partners, L.P. and Niagara Mohawk Power Corporation

          10.3 Second Amended and Restated Gas Purchase Contract, dated as of May 6, 1998, between Selkirk Cogen Partners, L.P. and Paramount Resources Limited

          10.4 Amending Agreement, dated as of July 20, 1998, between TransCanada Pipelines, Limited and Selkirk Cogen Partners, L.P.

          99.1 Officer's Certificate of Selkirk Cogen Partners, L.P., dated August 31, 1998, delivered to Bankers Trust Company, as Trustee

          99.2 Independent Engineer's Certificate of R.W. Beck, Inc., dated as of August 31, 1998, delivered to Bankers Trust Company, as Trustee

          99.3      Gas  Consultant's   Certificate  of  C.C.  Pace  Consulting,
                    L.L.C., dated August 28, 1998, delivered to Bankers Trust Company, as Trustee

          99.4 Press Release of Selkirk Cogen Partners, L.P., dated August 31, 1998



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